AMENDMENT TO TERM LOAN AGREEMENT

   THIS AMENDMENT TO TERM LOAN AGREEMENT made as of the 27th day of January, 1995, to that Term Loan Agreement (the "Agreement") dated October 30, 1992, by and between TEXFI INDUSTRIES, INC., a Delware Corporation (herein called "Borrower"), and THE CIT GROUP/BCC, INC. (formerly known as "Barclays Commercial Corporation") (hereafter called the "Lender") is effective as of January 27, 1995. The Agreement is hereby amended as follows:

    1. Paragraph 7.1 of the Agreement is hereby deleted in its entirety and the following paragraph is substituted therefor:

       7.1 Net Worth. Permit Tangible Net Worth to be less than (i) $9,400,000 at any time from and after October 28, 1994 until and including the day preceding the end of the second quarter of the Borrower's 1995 fiscal year, and (ii) $18,000,000 any time thereafter, plus an annual increase of the greater of (a) $2,000,000 or (b) 50% of the Borrower's Net Income, on a consolidated basis, for the immediately preceding fiscal year.

  2. Paragraph 7.2 of the Agreement is hereby deleted in its entirety and the following paragraph is substituted therefor:

      7.2 Working Capital. Permit Working Capital at the and of any fiscal quarter of the Borrower to be less than (i) $6,660,000 from and after the end of the Borrower's 1994 fiscal year until and including the day preceding the end of the second quarter of the Borrower's 1995 fiscal year; and (ii) $11,000,000 thereafter.

  IN WITNESS WHEREOF, Borrower and the Lender have caused this Amendment to Term Loan Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

ATTEST:                                  TEXFI INDUSTRIES, INC.

                                         By:
Assistant Secretary                         Dale L. Vincent
                                            Vice President Finance and
                                            Treasurer
[CORPORATE SEAL]

ATTEST:                                 THE CIT GROUP/BCC, INC.

                                        By:
Assistant Secretary                     Its:

[CORPORATE SEAL]